SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                October 27, 2000
                   __________________________________________
                                (Date of Report)


                          Americas Power Partners, Inc.
                   __________________________________________
             (Exact Name of Registrant as Specified in its Charter)


          Colorado                 000-2498                05-0499526
   ______________________      ________________        __________________

(State or Other Jurisdiction   (Commission File          (IRS Employer
     of Incorporation)              Number)          Identification Number)


                              710 North York Road
                            Hinsdale, Illinois 60521
                    ________________________________________
                    (Address of Principal Executive Offices)

                                 (630) 325-9111
                ________________________________________________
              (Registrant's Telephone Number, Including Area Code)

                                 105 East First
                                    Suite 101
                            Hinsdale, Illinois 60521
             ______________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Material Events.

Americas Power Partners, Inc. (the "Company") has determined to delay the filing of its Annual Report on Form 10-KSB for the fiscal year ended June 30, 2000.

The Company plans to adopt an equity incentive plan under which stock options previously granted to the certain of its directors, officers, employees and consultants will be canceled and replaced by new stock options. The new stock options will provide for an exercise price at least equal to the fair market value of the Company's Common Stock as of the date of grant. The replacement options are being granted for the purpose of reducing or eliminating a potential and substantial non-cash accounting charge incurred in the Company's fiscal years ended June 30, 2000 and 1999 in connection with the grant of stock options in each of those years. To the extent that option holders agree to exchange their existing options for options under the equity incentive plan, the Company believes the aforementioned potential accounting charge can be reduced or
eliminated.   The Company is in the process of obtaining the consent of each holder of the previously issued options in order to cancel and replace that holder's options.

In addition, the Board of Directors of the Company has authorized a special committee to conduct a review of certain past transactions involving the Company to confirm that the transactions were properly authorized and accounted for and reported in an appropriate manner. The special committee consists of Thomas Casten, the Company's recently-hired Chairman and Chief Executive Officer, Raymond Weber, the Company's recently-hired Chief Financial Officer, and Douglas
V. Bloss, a representative of Armstrong International, Inc., one of the Company's principal stockholders. The Board of Directors has granted the special committee full authority to conduct its review and to implement any changes in the Company's financial reporting or securities law disclosure policies the special committee determines are necessary or appropriate.

The Company expects to file its Annual Report promptly after the adoption of its new equity incentive plan and the completion of the special committee's review.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 27, 2000                   AMERICAS POWER PARTNERS, INC.

                                          By_____________________________
                                            Tom F. Perles
                                            Chief Accounting Officer